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                                                                    Exhibit 10.2

                               FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of the 23rd day of March, 2001, by and between LANDAIR CORPORATION, a Tennessee corporation and LANDAIR TRANSPORT, INC., a Tennessee corporation (hereinafter referred to collectively as the "Borrower") and SUNTRUST BANK (formerly SunTrust Bank, Nashville, N.A.) (the "Lender").


                                R E C I T A L S:

         A. Borrower and Lender previously entered into that certain Loan and Security Agreement dated June 13, 1995 (as amended from time to time, the "Loan Agreement").

         B. Borrower and Lender amended the Loan Agreement pursuant to a First Amendment to Term Loan and Security Agreement dated June 16, 1995, a Second Amendment to Term Loan and Security Agreement dated October 15, 1997 and a Third Amendment to Term Loan and Security Agreement dated January 5, 1999.

         C. Terms not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         D. Borrower and Lender have agreed to amend the Loan Agreement as set forth below.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Section 1.4 of the Loan Agreement concerning "Interest" is amended to change the rate of interest to the LIBOR Rate plus one and one-half of one percent (1.5%) per annum.

         2. Sections 4.1 through 4.4 of the Loan Agreement concerning "Financial Covenants" are deleted and the financial covenants set forth in that certain Third Amendment to Loan and Security Agreement (the "Third Amendment") dated as of the date hereof (a copy of which is attached hereto which amends another credit facility between Borrower and Lender) are substituted in lieu thereof and incorporated herein by reference. Such covenants are set forth in Section 2 through 5 of the Third Amendment.

         3. The Borrower and Lender hereby agree and acknowledge that Borrowers' charge against earnings of approximately $9,900,000 which was made in the fourth quarter of 2000, will not be factored into the calculations of the financial covenants of this Loan Agreement during the fiscal year ending December 31, 2001.



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         4. The Lender hereby waives compliance by the Borrower with the financial covenants set forth in Section 4.1 through 4.4 of the Loan Agreement in effect prior to this Amendment.

         5. All other applicable provisions of the Agreement are hereby amended to conform to the amendments as expressed in this Amendment.

         6. Except as provided herein, the Agreement shall remain unamended and shall be in full force and effect.

         7. This modification shall be governed by and construed in accordance with the laws of the State of Tennessee.

         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.


                                        LANDAIR CORPORATION



                                        By: /s/ Andrew J. Mantey
                                            --------------------------

                                        Title: Chief Financial Officer
                                               -----------------------



                                        LANDAIR TRANSPORT, INC.


                                        By: /s/ Andrew J. Mantey
                                           ---------------------------

                                        Title: Chief Financial Officer
                                              ------------------------



                                        SUNTRUST BANK


                                        By:  /s/ William H. Crawford
                                             -------------------------

                                        Title: Vice President
                                               -----------------------





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